UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 16, 2018

 (Date of earliest event reported)

BIOPHARMX CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37411	59-3843182
(Commission File Number)	(IRS Employer Identification No.)

1505 Adams Drive, Suite D Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

(650)  889-5020

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01 Other Events.

BioPharmX Corporation (the “Company”), announced today its unaudited stockholders’ deficit as of October 31, 2017 and its unaudited pro forma stockholders’ equity as of January 16, 2018, which incorporates the Company’s sale of common stock, pre-funded warrants and warrants, as previously reported on Form 8-K for November 24, 2017. After adjusting for the sale of the securities, the Company is pleased to announce unaudited stockholders’ equity of approximately $6,278,000 on a pro forma basis as of January 16, 2018. Subject to review by the NYSE American LLC, the Company believes it is back in compliance with the NYSE American’s continued listing standards.

BioPharmX Corporation

Pro Forma Condensed Consolidated Stockholders’ Equity (Deficit)

(Unaudited)

The following table sets forth the Company’s condensed consolidated financial information regarding stockholders’ equity (deficit) as of October 31, 2017 (unaudited), and as adjusted on a pro forma basis as of January 16, 2018 (unaudited) to reflect the issuances of common stock, pre-funded warrants and warrants and the results of operations through January 16, 2018.

6
		October 31, 2017		Pro Forma	January 16, 2018
		Actual		Adjustments (1)	Pro Forma (1)
Stockholders’ Equity (Deficit):		(Unaudited)			(Unaudited)
	Series A convertible preferred stock, $0.001 par value; 10,000,000 shares authorized; 1,515 issued and outstanding as of October 31, 2017 and January 16, 2018	$1,515	$	⸺	$1,515
	Common stock, $0.001 par value; 450,000,000 shares authorized; 82,233,938 and 135,638,938 shares issued and outstanding as of October 31, 2017 and January 16, 2018, respectively	82		54	136
	Additional paid-in capital	54,559		10,077	64,636
	Accumulated deficit	(57,490)		(2,519)	(60,009)
	Total stockholders’ equity (deficit)	$(1,334)		$7,612	$6,278

(1)

Pro forma results include unaudited interim amounts as of January 16, 2018 and not as of  a normal quarterly closing date for the Company.  While these pro forma results are believed to be materially correct, these amounts may not include all adjustments, including normal recurring adjustments, as the Company does not perform its customary financial closing procedures other than at quarter-end.  The pro forma results as of January 16, 2018 (unaudited) are not necessarily indicative of the results to be expected for the three-month period ending January 31, 2018, year ending January 31, 2018 or any future period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHARMX CORPORATION

Date: January 16, 2018	By:	/s/ Greg Kitchener
		Name:	Greg Kitchener
		Title:	Chief Financial Officer